                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:    May 15, 2009

Issuer Name and Ticker or Trading     Standard Parking Corp. [STAN]
Symbol:

Designated Filer:                     Contrarian Capital Management, L.L.C.

Other Joint Filers:                   CML VII, LLC
                                      Contrarian Funds, L.L.C.
                                      Jon R. Bauer

Addresses:                            The address of the principal business and
                                      principal office of each of CML VII, LLC,
                                      Contrarian Funds, L.L.C. Jon R. Bauer is
                                      c/o Contrarian Capital Management,L.L.C.,
                                      411 W. Putnam Ave Ste 425, Greenwich,
                                      CT 06830.

Signatures:
Dated: May 26, 2009

                                      CML VII, LLC

                                      By: Contrarian Funds, L.L.C.,
                                      its sole member

                                      By: Contrarian Capital Management, L.L.C.,

                                      By: /s/ Jon R. Bauer
                                          -------------------------------------
                                          Name:  Jon R. Bauer
                                          Title: Managing Member

                                      Contrarian Funds, L.L.C.

                                      By: Contrarian Capital Management, L.L.C.,
                                      its manager

                                      By: /s/ Jon R. Bauer
                                          -------------------------------------
                                          Name:  Jon R. Bauer
                                          Title: Managing Member

                                      JON R. BAUER

                                      By: /s/ Jon R. Bauer